Investor Presentation June 2022

2 Forward Looking Statements This document includes forward-looking statements. These forward-looking statements are based on Alpha's expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond Alpha's control. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: • the financial performance of the company; • our liquidity, results of operations and financial condition; • our ability to generate sufficient cash or obtain financing to fund our business operations; • our indebtedness and potential future indebtedness; • depressed levels or declines in coal prices; • the effects of the COVID-19 pandemic on our operations and the world economy; • changes in domestic or international environmental laws and regulations, and court decisions, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage, including potential climate change initiatives; • worldwide market demand for coal, steel, and electricity, including demand for U.S. coal exports, and competition in coal markets; • our ability to consummate financing or refinancing transactions, and other services, and the form and degree of these services available to us, which may be significantly limited by the lending, investment and similar policies of financial institutions and insurance companies regarding carbon energy producers and the environmental impacts of coal combustion; • our ability to obtain or renew surety bonds on acceptable terms or maintain our current bonding status; • our ability to meet collateral requirements; • the imposition or continuation of barriers to trade, such as tariffs; • increased market volatility and uncertainty on worldwide markets and our customers as a result of developments in Ukraine and the consequent export controls and financial and economic sanctions; • reductions or increases in customer coal inventories and the timing of those changes; • our production capabilities and costs; • disruptions in delivery or changes in pricing from third-party vendors of key equipment and materials that are necessary for our operations, such as diesel fuel, steel products, explosives, tires and purchased coal; • inflationary pressures on supplies and labor and significant or rapid increases in commodity prices; • railroad, barge, truck and other transportation availability, performance and costs; • inherent risks of coal mining, including those that are beyond our control; • changes in the ownership of our equity, which may significantly further reduce the annual amount of the net operating loss and other carryforwards available to be utilized; • changes in, interpretations of, or implementations of domestic or international tax or other laws and regulations, including the Tax Cuts and Jobs Act and its related regulations; • our ability to self-insure certain of our black lung obligations without a significant increase in required collateral; • our relationships with, and other conditions affecting, our customers, including the inability to collect payments from our customers if their creditworthiness declines; • changes in, renewal or acquisition of, terms of and performance of customers under coal supply arrangements and the refusal by our customers to receive coal under agreed-upon contract terms; • our ability to obtain, maintain or renew any necessary permits or rights, and our ability to mine properties due to defects in title on leasehold interests; • attracting and retaining key personnel and other employee workforce factors, such as labor relations; • funding for and changes in employee benefit obligations; • cybersecurity attacks or failures, threats to physical security, extreme weather conditions or other natural disasters; • reclamation and mine closure obligations; • utilities switching to alternative energy sources such as natural gas, renewables and coal from basins where we do not operate; • our assumptions concerning economically recoverable coal reserve estimates; • failures in performance, or non-performance, of services by third-party contractors, including contract mining and reclamation contractors; and • disruption in third-party coal supplies. Forward-looking statements in this document or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Alpha to predict these events or how they may affect Alpha. Except as required by law, Alpha has no duty to, and does not intend to, update or revise the forward-looking statements in this document or elsewhere. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this document may not occur. Third Party Information: This presentation, including certain forward-looking statements herein, includes information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third-party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third-party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our filings with the U.S. Securities and Exchange Commission. We assume no obligation to revise or update this third-party information to reflect future events or circumstances.

3 Vision, Execution & Leadership 4 Company Overview – Alpha Advantages 9 Operations and Financial Update 14 Market Analysis – Macro Environment Remains Positive 18 Conclusion: Alpha Well-Positioned for the Future 21 Appendix 23 Table of Contents

Vision, Execution & Leadership

5 Alpha Investment Thesis • Largest and Most Quality Diverse Metallurgical Coal Producer in U.S. • Portfolio of Long-Lived Metallurgical Mines and Substantial Organic Reserve Growth Opportunities • Operational Excellence: Cost Control, Safety, Environmental • Advantaged Sales & Logistics Platform Serving Both Domestic and International Markets 1 3 4 2 Investment Highlights

6 Pathway to a Pure Metallurgical Coal Portfolio 20182017 52% 86% 14% 18% 82% 2016 94% 48% 90% 55% 45% 2019 61% Thermal 2022 39% 2020 83% 17% 2021 10% 6% 2023 Met (1) Based on midpoint of guidance. (2) Targeted goal. Metallurgical Coal Shipments Expected to Account for More than 90% of the Total Volume by 2023 (1) (2)

7 Cost-Efficient, Well-Managed and Robust Operating Portfolio Note: Production, reserves, resources and list of mines as of 12/31/21. * Contractor mine ** Surface mine

8 Experienced Leadership Team Streamlining Decision-Making

Company Overview – Alpha Advantages

10 Alpha Snapshot (1) NYSE: AMR (1) Metrics as of 12/31/21 unless otherwise noted. (2) Alpha Natural Resources, Inc. founded in 2003. (3) See slide 7 for list of mines and preparation plants. (4) Measured in tons. (5) See map on slide 13 for specific countries. (6) Since 2016.

11 13.9 7.0 6.9 6.3 2.2 Alpha Peer 2 Peer 1 Peer 3 Peer 4 Alpha Advantages – Most Diverse Domestic Metallurgical Producer 0 HVA 35% HVB 27% MV 24% LV 14% Largest Domestic Met Producer (1)(2) Domestic 24% Export 76% Source: Public Company Filings (1) Includes only U.S. sourced met coal shipments. (2) For full-year 2021. Well-Balanced Met Quality Mix (2) Diversified Revenue Mix (2) In M illi on s of to ns 13.9 million tons Alpha’s 2021 Met Shipments

12 Strong Safety and Environmental Performance Continues - Maintained 99.9% water quality compliance rate since 2016 - Reclaimed ~6,700 acres and planted ~3.2 million trees since 2016 - Multiple operations in both VA and WV received awards for safety and reclamation performance - Safety and environmental performance metrics are part of the company’s incentive bonus plans 2.07 2.18 1.71 3.0 1.0 0.0 2.0 0.5 1.5 2.5 National Average 2.45 2019 2020 2021 0.56 0.53 0.59 0.0 0.1 0.5 0.2 0.3 0.4 0.6 2019 2020 2021 National Average 0.49 Non-Fatal Days Lost (NFDL) Violations Per Inspection Day (VPID)

13 Alpha Advantages – Largest Domestic Met Producer & Exporter Note: Map reflects the 25 countries that received Alpha shipments in 2021.  Port of Hampton Roads (Newport News, Virginia)  65% Owned by Alpha (35% by Arch)  22 million tons of capacity (14.3 million attributable to Alpha)  1.7 million tons of ground storage (1.1 million attributable to Alpha)  Alpha exports ~60% - 75% of our met shipments DTA provides a platform for extensive worldwide exports As part of its vast portfolio of coal offerings, Alpha continues to provide customers with well known coking coal brands such as Kepler, Kingston, McClure and Marfork.

Operations and Financial Update

15 Multi-Faceted Shareholder Value Creation Program ▪ Since the start of 3Q 2021, Alpha has reduced its term loan by $550 million and the remaining balance was extinguished with a $99.4 million payment on June 3, 2022. ▪ To further enhance shareholder value, on March 7, 2022, Alpha announced a $150 million share repurchase program. On May 5, 2022, Alpha announced that its board increased their authorization by another $450 million, bringing the share buyback program to a level of $600 million. – As of June 3, the company had repurchased ~860,000 shares for a total of ~$126 million. ▪ On May 5, Alpha announced a fixed dividend of $1.50 per share annually, with $0.375 to be paid each quarter. • Eliminated term loan balance on June 3, 2022, with over $550mm paid since 3Q21 Debt Elimination • $600mm program in place with ~$126mm executed as of 6/3/22 Share Repurchase • Fixed cash dividend of $1.50 per share annually, with $0.375 paid quarterly Dividend Program

16 $81.9 $192.4 $154.0 $83.3 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2018A 2019A 2020A 2021A 2022E* 2022 Capital Expenditures – Investing in Alpha’s Future *Midpoint of Guidance $175 million* expected 2022 capex In m illi on s $55 Million* Project Investment $120 Million* Maintenance Capex

17 2022 Anticipated Capex Investment Projects In addition to the table below of mine development projects, the list of anticipated projects includes various upgrades at the following Alpha prep plants: • Kepler Plant (built in 1968) • Plans include updating the fine coal circuitry to better accommodate the high-quality coals it handles, as well as enhancements to existing transportation infrastructure and a new truck loading facility. These updates are expected to increase coal recovery by 80,000 incremental tons annually. • Marfork Plant (built in 1994) • Plans include increasing preparation capacity to the fine coal circuitry as well as updates on the clean coal side of the plant to provide better quality segregation and shipment optimization. These upgrades will allow Alpha to handle and distribute Mid Vol coal at Marfork. These updates are expected to increase coal recovery by 80,000 incremental tons annually. Mine Development Project Estimated Start Time Coal Quality Replacement / Capacity Plant / Complex Glen Alum 2022 MV Replacing Horse Creek Eagle Marfork Cedar Grove No. 3 2023 HV Replacing Cedar Grove No. 2 Bandmill Lynn Branch (adding fourth section) Started February 2022 HV Add’l capacity of 400,000 tons annually Bandmill Alpha’s 2022 Capital Expenditures guidance includes roughly $120 million* in maintenance capital, increased due to inflationary pressure on labor and supplies, and another approximately $55 million* for special investment projects to enhance our portfolio. *Midpoint of Guidance

Market Analysis – Macro Environment Remains Positive

19 Met Pricing Strength Continues into 2022 Sources: Bloomberg and Platts $ / m et ric to n $90.00 $190.00 $290.00 $390.00 $490.00 $590.00 $690.00 $790.00 Metallurgical Coal Indices US High Vol A US High Vol B US Low Volatile Premium Low Vol HCC

20 Global Steel Demand Growth Expected to Continue Sources: World Steel Association & Wood Mackenzie 1,775 1,881 1,800 1,600 1,900 1,650 1,700 1,750 1,850 2020 2021 2022E 2023E 1,8401,834 +2% Global Steel Demand Projected Crude Steel Production in India through 2050 140 80 180 120 100 160 200 280 220 320 340 240 260 300 360 380 20 46 20 20 20 36 20 30 20 22 20 38 20 24 20 26 20 28 20 32 20 34 20 40 20 42 20 50 20 44 20 48 +5% CAGR In 0 00 s of m et ric to ns In 0 00 s of m et ric to ns India has accounted for ~25% of Alpha’s export sales over the past 4 years

Conclusion: Alpha Well-Positioned for the Future

22 Conclusion: Alpha Plans to Harvest Benefits of Disciplined Planning 4 Has assembled a leading management team to take advantage of Alpha’s key strengths, capture market opportunities, and overcome challenges 3 Favorable asset and market position with majority DTA ownership and ability to reliably meet customer demand 2 Strategic capital investments in Alpha’s properties expected to expand, improve and streamline our operational portfolio 1 Elimination of long-term debt and significant reduction of legacy liabilities that provides the opportunity to return significant capital • Dramatic reduction in long-term debt and legacy liabilities, including early prepayments and repurchases • Eliminated term loan on June 3, 2022, with $550 million paid since June 2021 • Nearly $30 million of legacy liabilities related to water treatment and reclamation funding obligations (the LCC legacy liabilities) eliminated ahead of schedule • Combined $56.6 million* in reduced collateral requirements, increasing our ABL availability • Establishment of $600 million share repurchase program • Instituted fixed dividend equal to $1.50 per share annually ($0.375 per share to be paid quarterly) • Including development of new mines, Cedar Grove No. 3 and Glen Alum, and the fourth section in our existing Lynn Branch mine • Several upgrades are expected at Kepler and Marfork prep plants • Accelerated rebuild program to maximize equipment uptime * As announced on June 6, 2022.

Appendix

24 2022 Guidance Shipments (million tons) Low High Metallurgical 14.0 15.0 Non-Metallurgical By-Product 0.8 1.2 Met Segment 14.8 16.2 All Other 0.6 0.8 Total Shipments 15.4 17.0 Committed / Priced Volumes(1)(2)(3) % Committed Average Price ($/ton) Metallurgical – Domestic $189.22 Metallurgical – Export $297.01 Metallurgical Total 53% $243.88 Non-Metallurgical By-Product 96% $53.26 Met Segment 56% $222.63 All Other 100% $57.70 Cost per ton ($/ton) (4) Low High Met Segment $101.00 $107.00 All Other $58.00 $62.00 Other Items (US$ millions, except taxes) Low High SG&A(5) $50 $54 Idle Operations Expense $30 $40 Cash Interest Expense $18 $22 DD&A $90 $110 Capital Expenditures $160 $190 Cash Tax Rate(6) 5% 15% (1) Based on committed and priced coal shipments as of April 20, 2022. Committed percentage based on the midpoint of shipment guidance range. (2) Actual average per-ton realizations on committed and priced tons recognized in future periods may vary based on actual freight expense in future periods relative to assumed freight expense embedded in projected average per-ton realizations. (3) Includes estimates of future coal shipments based upon contract terms and anticipated delivery schedules. Actual coal shipments may vary from these estimates. (4) Note: The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP cost of coal sales per ton sold financial measures to the most directly comparable GAAP measures without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, GAAP cost of sales, is not accessible without unreasonable efforts on a forward- looking basis. The reconciling items include freight and handling costs, which are a component of GAAP cost of sales. Management is unable to predict without unreasonable efforts freight and handling costs due to uncertainty as to the end market and FOB point for uncommitted sales volumes and the final shipping point for export shipments. These amounts have historically varied and may continue to vary significantly from quarter to quarter and material changes to these items could have a significant effect on our future GAAP results. (5) Excludes expenses related to non-cash stock compensation and non-recurring expenses. (6) Rate assumes no further ownership change limitations on the usage of net operating losses. (as of May 5, 2022)

25 Federal Net Operating Losses (NOL) and Usage Limitations Year Generated Year Expires Estimated Gross NOL Carryforward at 12/31/2021 Estimated NOL Deduction Available for Utilization in 2022 2015(1) 2035 $ 1,008.0 $ 1.0 2017(1) 2037 270.0 18.7 2019(2) N/A 79.5 79.5 2020(2) N/A 185.9 185.9 Total(3)(4) $1,543.4 $285.1 US $ millions (1) 2022 estimated NOL deduction available for utilization limited by previous ownership changes under Section 382. The Section 382 annual base limitations are $1.0 million for the 2015 NOL and $17.5 million for the 2017 NOL. The estimated 2017 NOL availability does not include potential increases to the Section 382 annual base limitation from the recognition of built-in gains. (2) The 2019 and 2020 NOLs do not expire, but their utilization is limited to 80% of taxable income. (3) 2022 utilization availability for each NOL tranche assumes no further ownership changes occur. (4) As of March 31, 2022, the Company has recorded a valuation allowance against its deferred tax assets (including Federal NOLs).

26 Cash-Related Outflows Expected to Materially Decrease After 2022 Cash Outlays (US$ millions) 2022 2023 2024 2025 Acquisition Related Obligations $6.6 $ -- $ -- $ -- Contingent Revenue Obligations (1) 29.4 5.1 -- -- Reorganization & Transaction-related Cash Outlays $36.0 $5.1 $-- $-- Asset Retirement Obligations (2) 30.3 32.5 32.0 21.2 Pension Obligations (3) 3.4 1.9 13.1 11.6 Ongoing Cash Outlays $33.7 $34.4 $45.1 $32.8 Total Cash Outlays $69.7 $39.5 $45.1 $32.8 Note: Obligations presented are as of March 31, 2022, unless otherwise noted, and represent long-term liabilities related to asset retirement obligations, pension obligations, and obligations entered into as part of Contura’s formation and ANR’s exit from bankruptcy which are not considered part of the long-term capital structure of Alpha Metallurgical Resources. (1) The contingent revenue obligation is a 5-year agreement, which began January 2018. The estimated payments above reflect the expected timing of cash paid into restricted cash escrow. (2) Cash flows exclude market risk premium and inflation. (3) The pension obligations reflect the minimum required contributions for each year based on the latest available data and include the impact of the funding relief granted by the American Rescue Plan Act ("ARPA") and the application of the interest rate stabilization guidance under ARPA.